SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September12, 2006

ADVANCED OXYGEN TECHNOLOGIES, Inc.

(Exact Name of Registrant as Specified in its Charter)

 Delaware 000-09951 91-1143622

(State of Incorporation) (Commission File No.) (I.R.S. Employer Identification No.)

C/O Crossfield Incorporated133 West 13th St. Suite no.5 New York, NY 10011

(Address of Principal Executive Offices)

Registrant's Telephone Number: (212) 727-7085

26883 Ruether Avenue Santa Clarita, CA, 91351

(Former Address)

Table of Contents

Item 4.01: Changes in Registrant's Certifying Accountant

Signatures

ITEM 4.01: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 12, 2006 the Company has engaged Horwath Revisorenrne, AS Strandvejen 58, Hellerup, Denmark ("Accountants") as its certified accounting firm/outside auditor.

Additionally, the Company has not consulted the Accountants regarding:

(i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer’s financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) Any matter that was the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Regulation S-B section §228.304 (Item 304).

The Company has provided the Accountants with a copy of the disclosures set forth above in Item 4.01 of this Current Report on Form 8-K.

SIGNATURE

In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 12, 2006

/s/ Robert E. Wolfe /s/
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Robert E. Wolfe, Chairman of the Board and
Chief Executive Officer and Principal
Financial Officer